--------------------------------------------------------------------------------
A N N U A L  R E P O R T


    1995
    1995
    1995
    1995
    1995

                             SMITH BARNEY
                             FLORIDA
                             MUNICIPALS
                             FUND
                             ---------------------------------------------------
                             October 31, 1995

                [Logo]

Smith Barney Florida Municipals Fund

DEAR SHAREHOLDER:

We are pleased to provide you with this annual report for Smith Barney Florida Municipals Fund for the twelve-month period ended
October 31, 1995. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined our portfolio strategy during this time. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

FLORIDA'S ECONOMIC HIGHLIGHTS

Florida's general obligation debt holds a 'AA' rating from Standard & Poor's Corporation, Fitch Investors Service, Inc. and Moody's Investors Services. Florida's economy continues to diversify from a tourism and agriculture base into a more balanced service and trade economy characterized by increased insurance, banking and export activity. This has helped to encourage year-round growth and overall economic recovery, but it has also put pressure on infrastructural and educational facilities. Nevertheless, the state's debt load remains moderate and its financial operations are well-balanced, pointing towards continuing economic health.

MARKET & ECONOMIC OVERVIEW

Over the past six months, the fixed income markets have been characterized by lower interest rates, as measured by the decline of 30-year Treasury from 7.43% on March 31, 1995 to 6.50% on September 30, 1995, a drop of nearly 100 basis points. Long-term municipal bond yields, however, barely budged over the time period, starting out March 30, 1995 at 6.29% as represented by the Bond Buyer's 25-Year Revenue Bond Index and finishing at 6.27% on September 28, 1995. We believe this is due primarily to tax reform concerns.

Although some analysts have been forecasting a slight pick-up in economic activity during the final quarter of 1995, it now appears that the Federal Reserve Board (the 'Fed') has been successful in controlling inflation and focusing a sustainable and slower rate of economic growth this year. The Fed did not feel it necessary to alter the federal funds rate in September, leaving it unchanged at 5.75%, reflecting its confidence in the current rate of economic growth. Consumer spending is rising at an annual pace of 2.5% to 3%, a relatively neutral rate further tempered by recent indications such as expected lower-than holiday sales that consumer households are growing more cautious.

A number of other economic indicators increased slightly over the past six months compared to early 1995, including car buying, housing starts and industrial production, before slowing again in September. The most recent Index of Leading Indicators -- used by the U.S. Government to forecast economic conditions -- eased downward slightly in September, fueled by cheaper commodity prices. This index measures eleven different indicators, ranging from unemployment benefit claims to building permits. While a majority of these indicators showed a slight uptick in September, others dipped. The overall result was a confirmation of our expectations for slow economic growth and stable, or even lower, interest rates by year end.

In response to these conditions, the performance of the municipal bond market lagged behind that of U.S. Treasury bonds. Tax reform continues to cause uncertainty in the municipal market. Flat tax proposals are still being discussed, but a number of alternate reform measures are on the table as well. We expect this issue to emerge as the centerpiece of the 1996 Presidential elections.

In short, until a more definite consensus emerges from Washington, D.C., we cannot be certain of the impact of ongoing budget negotiations on municipal bonds and are holding fast on our relatively cautious investment approach. Assuming there is no radical tax reform -- we believe municipal bonds will perform well relative to taxable investments, due primarily to diminishing supply. New issue activity has increased slightly toward year-end, but remains well below the levels seen in previous years. The Public Securities Association now predicts approximately $140 billion in new issues by the end of 1995, less than half the record amount that came to market in 1993. This reduction in supply has helped to support underlying values. If the supply situation continues into 1996 as we expect, stronger investment opportunities could develop, particularly for bonds with long maturities.

PORTFOLIO UPDATE AND PERFORMANCE

As of October 31, 1995, 88.7% of the Fund's Portfolio was invested in investment grade securities (i.e., bonds with ratings of 'BBB' to 'AAA'). The majority of its holdings were in housing (17.1%), hospital (14.7%), and education (10.4%) bonds. The Fund's average maturity at the end of October 1995 was 23.6 years.

SPECIAL SHAREHOLDER NOTICE

Effective Friday, December 8, 1995, the Smith Barney Florida Municipals Fund was merged into the Smith Barney Muni Funds -- Florida Portfolio. It is our belief that combining these two Florida municipal funds will be beneficial for shareholders. In addition to providing greater economies of scale that will lower fund expenses, the merger of these two Florida municipal bond funds will result in a lower management fee. Of course, the Smith Barney Muni
Funds -- Florida Portfolio will continue to be managed conservatively and with the same high-quality portfolio orientation and commitment to service that shareholders have come to expect from the Smith Barney Florida Municipals Fund. We look forward to serving your investment needs.

Sincerely,

HEATH B. MCLENDON   LAWRENCE T. MCDERMOTT
Heath B. McLendon   Lawrence T. McDermott
Chairman and Chief  Vice President and
Executive Officer   Investment Officer

November 21, 1995

DIVIDEND POLICY

Although not explicitly stated in the prospectus, the Fund's policy is to pay a level monthly dividend based on our projections for the municipal bond market and the general direction of interest rates. This policy has no appreciable effect on the Fund's investment strategies or net asset value per share since it is guided by market conditions. It means that we do not invest in speculative securities which may undermine the Fund's net asset value per share in order to maintain an unrealistically high dividend policy. We continually monitor both the market and the Fund's income stream to see that our dividend projections are realistic.

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE  --  CLASS A SHARES

                               Net Asset Value
                             --------------------
                             Beginning     End of      Income       Capital Gain         Total
Year Ended                    of Year       Year      Dividends     Distributions      Returns(1)
10/31/95                      $  9.24      $10.14       $0.50           $0.00             15.60%
10/31/94                        10.53        9.24        0.52            0.03             (7.31)
Inception*- 10/31/93             9.55       10.53        0.49            0.04             16.07`D'
-----------------------------------------------------------------------------------------------
Total                                                   $1.51           $0.07
===============================================================================================

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE  --  CLASS B SHARES

                               Net Asset Value
                             --------------------
                             Beginning     End of      Income       Capital Gain         Total
Year Ended                    of Year       Year      Dividends     Distributions      Returns(1)
10/31/95                      $  9.24      $10.14       $0.46           $0.00             15.03%
10/31/94                        10.53        9.24        0.47            0.03             (7.76)
Inception*- 10/31/93             9.55       10.53        0.44            0.04             15.52`D'
-----------------------------------------------------------------------------------------------
Total                                                   $1.37           $0.07
===============================================================================================

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE  --  CLASS C SHARES

                               Net Asset Value
                             --------------------
                             Beginning     End of      Income       Capital Gain         Total
Year Ended                    of Year       Year      Dividends     Distributions      Returns(1)
Inception*- 10/31/95          $  8.84      $10.14       $0.44           $0.00             19.96%`D'

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN

                                                             Without Sales Charge(1)
                                                       -----------------------------------
                                                       Class A       Class B       Class C
Year Ended 10/31/95                                     15.60%        15.03%        N/A
Inception* through 10/31/95                              7.58          7.05         19.96%

                                                              With Sales Charge(2)
                                                       -----------------------------------
                                                       Class A       Class B       Class C
Year Ended 10/31/95                                     10.98%        10.53%        N/A
Inception* through 10/31/95                              6.12          6.17         19.96%

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN

                                                             Without Sales Charge(1)
Class A (Inception* through 10/31/95)                                 24.37%
Class B (Inception* through 10/31/95)                                 22.56
Class C (Inception* through 10/31/95)                                 19.96

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ('CDSC') with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 6, 1992, November 6, 1992 and November 15, 1994, respectively.

`D' Total return is not annualized, as it may not be representative of the total return for the year.

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE

                GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                  THE SMITH BARNEY FLORIDA MUNICIPALS FUND VS.
                      LEHMAN MUNICIPAL BOND FUND INDEX`D'
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                        November 1992  --  October 1995

                                 [Graph]

                    Smith Barney     Lehman Municipal
                 Florida Municipals     Bond Fund
                        Fund             Index
   11/6/92           $ 9,598.0        $10,000.0
      4/93            10,447.0         10,773.0
     10/93            11,123.0         11,409.0
      4/94            10,509.0         11,006.0
     10/94            10,586.0         10,912.0
      4/95            11,189.0         11,738.0
     10/95           $11,736.0        $12,532.0


`D' Hypothetical illustration of $10,000 invested in Class A shares at inception on November 6, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains at net asset value through October 31, 1995. The Lehman Municipal Bond Fund
    Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least
    Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

6


Smith Barney Florida Municipals Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS                                            OCTOBER 31, 1995

INDUSTRY BREAKDOWN       [Pie Chart]


Water and Sewer          -     4.2%
General Obligations      -     5.1%
Pollution Control        -     8.0%
Transportation           -     9.3%
Industrial Development   -    10.4%
Utilities                -     8.9%
Education                -    11.1%
Miscellaneous            -    11.4%
Hospital                 -    16.6%
Housing                  -    15.0%


SUMMARY OF INVESTMENTS BY COMBINED RATINGS


                                STANDARD &       PERCENTAGE OF
     MOODY'S       AND/OR         POOR'S       TOTAL INVESTMENTS
----------------------------------------------------------------
       Aaa                          AAA               50.8%
       Aa                           AA                 3.0
        A                            A                12.3
       Ba                           BB                 1.0
       Baa                          BBB               21.0
   VMIG 1/P-1                       A-1                0.6
       NR                           NR                11.3
                                                     -----
                                                     100.0%
                                                     =====

Smith Barney Florida Municipals Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1995

   FACE
  AMOUNT      RATING                       SECURITY                             VALUE
EDUCATION  --  11.1%
$  400,000     AAA     Brevard County School Board Authority, Series A,
                         AMBAC-Insured, 6.500% due 7/1/12                 $   433,000
 1,000,000     AAA     Broward County Educational Facilities Authority,
                         CONNIE LEE-Insured, 6.000% due 4/1/13              1,017,500
   750,000     AA      Florida State Board of Education, Capital
                         Outlay, Series B, 6.700% due 6/1/22                  814,688
 1,125,000     AAA     Hillsborough County School Board, Certificate of
                         Participation, MBIA-Insured, 6.000% due 7/1/14     1,153,125
 1,250,000     NR      North Miami Educational Facilities Revenue,
                         (Johnson & Wales University Project), Series
                         A, 6.100% due 4/1/13                               1,221,875
   760,000     Baa*    Palm Bay Lease Revenue, Florida Education and
                         Research Foundation, 6.850% due 9/1/13               780,900
   500,000     AAA     Voulsia County Educational Facilities Authority,
                         CONNIE LEE-Insured, 6.500% due 10/15/15              534,375
-------------------------------------------------------------------------------------
                                                                            5,955,463
-------------------------------------------------------------------------------------
GENERAL OBLIGATION  --  5.1%
   180,000     AAA     Florida State Turnpike Authority Revenue, Series
                         A, FGIC-Insured, 6.350% due 7/1/22                   189,000
   445,000     AAA     Fort Lauderdale Central Beach Community
                         Redevelopment Agency, AMBAC-Insured, 6.150%
                         due 9/1/08                                           473,369
   820,000     A       Hillsborough County (County Center Project),
                         Second Series, 6.750% due 7/1/22                     885,600
   750,000     AAA     Orange County Tourist Development Tax Revenue,
                         Series B, AMBAC-Insured, 6.000% due 10/1/21          759,375
   400,000     AA-     Orlando Capital Improvement Special Revenue,
                         6.000% due 10/1/22                                   397,000
-------------------------------------------------------------------------------------
                                                                            2,704,344
-------------------------------------------------------------------------------------
HOSPITAL  --  16.6%
                       Alachua County Health Facilities Authority,
                         Santa Fe Healthcare System, Health Revenue:
   195,000     BBB+        6.875% due 11/15/02                                212,062
   640,000     BBB+        6.050% due 11/15/16                                628,000
   860,000     BBB+    Bradford County Health Facilities Authority,
                         (Santa Fe Project), 6.050% due 11/15/16              820,225
 1,000,000     A1*     Brevard County Health Facilities Authority,
                         (Holmes Regional Medical Center Project),
                         5.750% due 10/1/13                                   978,750

                      SEE NOTES TO FINANCIAL STATEMENTS.
8

Smith Barney Florida Municipals Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 1995

   FACE
  AMOUNT      RATING                       SECURITY                             VALUE
HOSPITAL  --  16.6% (CONTINUED)
$  500,000     AAA     Dade County Health Facilities Authority,
                         Hospital Revenue, (North Shore Medical Center
                         Project), AMBAC-Insured, 6.500% due 8/15/15      $   540,000
   750,000     BBB+    Escambia County Health and Education Financing
                         Authority, (Baptist Hospital & Manor Project),
                         6.750% due 10/1/14                                   777,188
   310,000     AAA     Jacksonville Hospital Revenue, (University
                         Medical Center, Inc. Project), CONNIE
                         LEE-Insured, 6.600% due 2/1/21                       330,150
 1,050,000     AAA     Orange County (Orlando Regional Health Center),
                         MBIA-Insured, 6.000% due 11/1/24                   1,064,437
 1,000,000     A+      Palm Beach County Health Facilities Authority,
                         (Good Samaritan Health Systems Project), 6.300%
                         due 10/1/22                                        1,026,250
 1,500,000     A+      South Broward Hospital District, 5.500% due
                         5/1/28                                             1,385,625
 1,000,000     AAA     Tampa Allegheny Health Systems, (St. Joseph's
                         Project), MBIA-Insured, 6.700% due 12/1/18         1,113,750
-------------------------------------------------------------------------------------
                                                                            8,876,437
-------------------------------------------------------------------------------------
HOUSING  --  15.0%
   750,000     Aaa*    Brevard County Housing Finance Authority, Single
                         Family Mortgage Revenue, 6.600% due 9/1/16           774,375
   400,000     AAA     Clearwater Multi-Family Housing Revenue, (Drew
                         Gardens Project), Series A, FHA-Insured,
                         6.500% due 10/1/25                                   408,000
 1,000,000     Aaa*    Duval County Housing Finance Authority,
                         6.700% due 10/1/26                                 1,041,250
                       Florida Housing Finance Agency General Mortgage,
                         Series A, FHA-Insured:
   250,000     AAA         6.350% due 6/1/14                                  256,250
 1,085,000     AAA         6.750% due 8/1/14                                1,135,181
 1,460,000     AAA       Single-Family Mortgage, Series B, 6.650% due
                           7/1/26                                           1,523,875
   750,000     AAA       Williamsburg Village Apartments,
                           AMBAC-Insured, 6.100% due 12/1/20                  751,875
 1,250,000     AAA     Orange County Housing Finance Authority,
                         Single-Family Mortgage Revenue, GNMA/FNMA
                         Mortgage Backed Securities Program, 6.750%
                         due 10/1/18                                        1,301,562
   800,000     Aaa*    Pinellas County Housing Finance Authority,
                         Single-Family Mortgage Revenue, Series A,
                         GNMA/FNMA -  Collateralized, 6.550% due 8/1/27       819,000
-------------------------------------------------------------------------------------
                                                                            8,011,368
-------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

Smith Barney Florida Municipals Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 1995

   FACE
  AMOUNT      RATING                       SECURITY                             VALUE
INDUSTRIAL DEVELOPMENT  --  10.4%
$1,000,000     NR      Dade County IDA, Cerebral Palsy Services,
                         8.000% due 6/1/22                                $ 1,005,000
   980,000     NR      Homestead IDR, Series A, 7.950% due 11/1/18            983,675
 1,250,000     BBB+    Lake County Resource Recovery, Industrial
                         Revenue, Series 1993-A, 5.950% due 10/1/13         1,198,437
   500,000     BBB-    Martin County IDA, 7.875% due 12/15/25                 568,125
   500,000     NR      Northern Palm Beach County Water Control
                         District, Unit Development No. 31, Program 1,
                         6.750% due 11/1/07                                   513,750
                       Tampa Sports Authority Revenue:
   500,000     AAA       Tampa Bay Arena Project, MBIA-Insured,
                           6.050% due 10/1/20                                 527,500
   750,000     AAA       Interlock Agreement-Tampa Bay, AMBAC-Insured,
                           6.100% due 10/1/20                                 766,875
-------------------------------------------------------------------------------------
                                                                            5,563,362
-------------------------------------------------------------------------------------
MISCELLANEOUS  --  10.8%
   250,000     A1*     Boca Raton Special Assessment Improvement,
                         (Visions 90 Project), 6.000% due 7/1/22              254,688
   500,000     NR      Brevard County Tourist Development Tax Revenue,
                         4th Century-FL Marlins Spring, 6.875% due
                         3/1/13                                               516,875
   300,000     BBB     Collier County Special Assessment, Pine/Naples-
                         Municipal Services, 5.600% due 11/1/13               282,375
 1,000,000     AAA     Dade County Aviation Facilities Revenue, Series
                         B, MBIA-Insured, 6.600% due 10/1/22                1,063,750
   750,000     AAA     Florida State Correctional Commission, Glades
                         County Correctional Facility, MBIA-Insured,
                         6.000% due 8/1/14                                    768,750
   750,000     AAA     Florida State Department of Corrections, COP,
                         Okeechobee Correctional, AMBAC-Insured, 6.250%
                         due 3/1/15                                           791,250
   500,000     BB      Hillsborough County Aviation Authority, Special
                         Purpose, (Delta Airlines Project), 6.800% due
                         1/1/24                                               515,000
 1,000,000     AAA     Miami Sports Exhibition Authority, FGIC-Insured,
                         6.150% due 10/1/20                                 1,031,250
   500,000     NR      Tampa Revenue (Florida Aquarium Inc. Project),
                         7.750% due 5/1/27                                    529,375
-------------------------------------------------------------------------------------
                                                                            5,753,313
-------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.
10

Smith Barney Florida Municipals Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 1995

   FACE
  AMOUNT      RATING                       SECURITY                             VALUE
POLLUTION CONTROL  --  8.0%
$  400,000     A+      Citrus County PCR, Series B, Florida Power
                         Corporation, (Crystal River Project), 6.350%
                         due 2/1/22                                       $   419,500
                       Escambia County PCR, (Champion International
                         Corporation Project):
   500,000     BBB         6.950% due 11/1/07                                 536,250
 1,500,000     BBB         6.900% due 8/1/22                                1,588,125
                       Nassau County PCR, ITT Rayonier Inc.:
 1,000,000     BBB       Project, 6.200% due 7/1/15                         1,011,250
   595,000     BBB       Project 6, 6.250% due 6/1/10                         606,156
   100,000     AAA     Orange County Solid Waste Facilities Revenue
                         Bonds, FGIC-Insured, 6.375% due 10/1/17              106,000
-------------------------------------------------------------------------------------
                                                                            4,267,281
-------------------------------------------------------------------------------------
SHORT-TERM (a)  --  0.6%
   300,000     VMIG 1  Dade County IDA, Exempt Facilities Revenue,
                         3.900% due 6/1/21                                    300,000
-------------------------------------------------------------------------------------
TRANSPORTATION  --  9.3%
 1,250,000     NR      Florida State Mid-Bay Bridge Revenue, Series A,
                         6.100% due 10/1/22                                 1,212,500
   750,000     AAA     Florida State Turnpike Authority, Turnpike
                         Revenue Department, Series A, FGIC-Insured,
                         5.625% due 7/1/25                                    743,438
   750,000     AA      Florida Department of Transportation, (Right of
                         Way), 6.500% due 7/1/21                              795,000
   750,000     BBB     Guam Airport Authority Revenue, Series A,
                         6.500% due 10/1/23                                   735,000
 1,500,000     A-      Orlando and Orange Counties Expressway
                         Authority, Jr. Lien, 5.950% due 7/1/23             1,498,125
-------------------------------------------------------------------------------------
                                                                            4,984,063
-------------------------------------------------------------------------------------
UTILITIES  --  8.9%
   500,000     AAA     Boynton Beach Utility System Revenue Bonds,
                         FGIC-Insured, 6.250% due 11/1/20                     520,625
   500,000     AAA     Crystal River Water and Sewer Revenue Bonds,
                         AMBAC-Insured, 6.250% due 10/1/22                    516,875
   500,000     AAA     Davie Water and Sewer Revenue Bonds,
                         AMBAC-Insured, 6.250% due 10/1/17                    521,875
   500,000     AAA     Escambia County Utility Authority Revenue,
                         Series A,
                         FGIC-Insured, 6.300% due 1/1/23                      521,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              11

Smith Barney Florida Municipals Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 1995

   FACE
  AMOUNT      RATING                       SECURITY                             VALUE
UTILITIES  --  8.9% (CONTINUED)
                       Hillsborough County Utilities Revenue, Refunding
                         and Improvement, MBIA-Insured:
$  930,000     BBB+        7.000% due 8/1/14                              $   998,588
   190,000     BBB+        7.000% due 8/1/14,
                             (Pre-Refunded  --  Escrowed
                             with U.S. Government securities to 8/1/01
                             Call @ 102)(b)                                   216,837
   500,000     AAA     North Port Utility Revenue, FGIC-Insured,
                         6.250% due 10/1/22                                   521,250
   200,000     BBB     Pace Property Finance Authority, Utility Systems
                         Refunding & Improvement, 6.250% due 9/1/13           200,500
   750,000     AAA     Plant City Utility System Revenue, MBIA-Insured,
                         6.000% due 10/1/20                                   765,000
-------------------------------------------------------------------------------------
                                                                            4,783,425
-------------------------------------------------------------------------------------
WATER AND SEWER  --  4.2%
   500,000     AAA     Englewood, Water Distribution Utility System,
                         FSA-Insured, 6.000% due 10/1/23                      507,500
   500,000     AAA     Florida Enterprise Community Development
                         District, MBIA-Insured, 6.125% due 5/1/24            513,125
 1,000,000     AAA     Miramar Wastewater Improvement Authority,
                         FGIC-Insured, 6.750% due 10/1/16                   1,112,500
   100,000     AAA     Tampa Water and Sewer Revenue Bonds,
                         FGIC-Insured, 6.250% due 10/1/12                     104,875
-------------------------------------------------------------------------------------
                                                                            2,238,000
-------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS  --  100%
                       (Cost  --  $51,759,873)(c)                         $53,437,056
=====================================================================================

 (a) Variable rate obligation payable at par on demand at any time on no more than seven days' notice.
 (b) Pre-Refunded bonds escrowed by U.S. Government securities and bonds escrowed to maturity by U.S. Government securities are considered by adviser to be AAA rated even if issuer has not applied for new ratings.
 (c) Aggregate cost for federal income tax purposes is substantially the same.

     See pages 13 and 14 for definitions of ratings and certain security descriptions.

                      SEE NOTES TO FINANCIAL STATEMENTS.
12

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
BOND RATINGS

All ratings are by Standard & Poor's Corporation ('Standard & Poor's'), except those identified by an asterisk (*) are rated by Moody's Investors Services ('Moody's'). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from 'AA' to 'BBB' may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                    --  Bonds  rated 'AAA' have the highest  rating assigned by Standard & Poor's.
                           Capacity to pay interest and repay principal is extremely strong.
AA                     --  Bonds rated 'AA'  have a very  strong capacity to  pay interest and  repay principal and differs from the highest rated issue only in a small degree.
A                      --  Bonds rated 'A' have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in  circumstances  and  economic  conditions  than  debt  in  higher rated categories.
BBB                    --  Bonds rated  'BBB' are  regarded as  having an  adequate capacity  to  pay interest  and  repay  principal. Whereas  they  normally  exhibit adequate
                           protection   parameters,   adverse   economic   conditions   or   changing
                           circumstances  are  more likely  to  lead to  a  weakened capacity  to pay interest and repay  principal for  debt in  this category  than in  higher rated categories.
BB                     --  Bonds  rated 'BB' have less near-term  vulnerability to default than other speculative issues.  However, they  face  major ongoing  uncertainties  of exposure  to  adverse business,  financial,  or economic  conditions which could lead to inadequate  capacity to meet  timely interest and  principal payments.

Moody's                --  Numerical  modifiers 1, 2 and 3 may be applied to each generic rating from
                           'Aa' to 'Baa,' where 1 is the highest and 3 the lowest ranking within  its generic category.
Aaa                    --  Bonds  that are  rated 'Aaa' are  judged to  be of the  best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt  edge.' Interest  payments are  protected  by a  large or  by  an exceptionally  stable margin  and principal  is secure.  While the various protective  elements  are  likely  to  change,  such  changes  as  can  be visualized  are most unlikely to  impair the fundamentally strong position of such issues.
Aa                     --  Bonds that  are  rated 'Aa'  are  judged to  be  of high  quality  by  all standards.  Together with the 'Aaa' group they comprise what are generally known as  high grade  bonds. They  are  rated lower  than the  best  bonds because  margins of protection  may not be  as large in  Aaa securities or fluctuation of protective elements  may be of  greater amplitude or  there may  be other  elements present  which make the  long -  term risks appear somewhat larger than in Aaa securities.
A                      --  Bonds that are rated 'A' possess many favorable investment attributes  and are  to be  considered as upper  medium grade  obligations. Factors giving security to principal  and interest are  considered adequate but  elements may  be present which suggest a  susceptibility to impairment some time in the future.
Baa                    --  Bonds that are  rated 'Baa'  are considered as  medium grade  obligations,
                           i.e.,  they  are neither  highly  protected nor  poorly  secured. Interest payments and  principal  security  appear adequate  for  the  present  but certain  protective elements may  be lacking or  may be characteristically unreliable over  any great  length of  time. Such  bonds lack  outstanding investment characteristics and in fact have speculative characteristics as well.

NR                     --  Indicates that the bond is not rated by Standard & Poor's or Moody's.

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES RATINGS

SP-1                  --  Stardard  & Poor's highest rating indicating very strong or strong capacity
                          to  pay  principal  and  interest;  those  issues  determined  to   possess
                          overwhelming safety characteristics are denoted with a plus (+) sign.
A-1                   --  Standard  &  Poor's  highest  commercial  paper  and  variable-rate  demand obligation (VRDO) rating  indicating that  the degree  of safety  regarding timely  payment  is  either  overwhelming  or  very  strong;  those  issues determined to possess overwhelming safety characteristics are denoted  with a plus (+) sign.
VMIG 1                --  Moody's highest rating for issues having a demand feature  --  (VRDO)
P-1                   --  Moody's  highest  rating for  commercial paper  and for  VRDO prior  to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS

ABAG                      --  Association of Bay Area       HFA                       --  Housing Finance Authority
                              Governors
AIG                       --  American International        IDA                       --  Industrial Development
                              Guaranty
AMBAC                     --  American Municipal Bond                                     Authority
                              Assurance Corporation         IDB                       --  Industrial Development Board
BAN                       --  Bond Anticipation Notes       IDR                       --  Industrial Development
BIG                       --  Bond Investors Guaranty                                     Revenue
CGIC                      --  Capital Guaranty Insurance    INFLOS                    --  Inverse Floaters
                              Company                       ISD                       --  Independent School District
CHFCLI                    --  California Health Facility    LOC                       --  Letter of Credit
                              Construction Loan Insurance   MBIA                      --  Municipal Bond Investors
CONNIE LEE                --  College Construction Loan                                   Assurance Corporation
                              Insurance Association         MVRICS                    --  Municipal Variable Rate
                                                                                          lnverse
COP                       --  Certificate of Participation                                Coupon Security
EDA                       --  Economic Development          PCR                       --  Pollution Control Revenue
                              Authority
ETM                       --  Escrowed To Maturity          PSF                       --  Permanent School Fund
FLAIRS                    --  Floating Adjustable Interest  RAN                       --  Revenue Anticipation Notes
                              Rate Securities               RIBS                      --  Residual Interest Bonds
FGIC                      --  Financial Guaranty Insurance  RITES                     --  Residual Interest Tax-Exempt
                              Company                                                     Securities
FHA                       --  Federal Housing               TAN                       --  Tax Anticipation Notes
                              Administration
FHLMC                     --  Federal Home Loan Mortgage    TECP                      --  Tax-Exempt Commercial Paper
                              Corporation                   TOB                       --  Tender Option Bonds
FNMA                      --  Federal National Mortgage     TRAN                      --  Tax and Revenue Anticipation
                              Association                                                 Notes
FRTC                      --  Floating Rate Trust           SYCC                      --  Structured Yield Curve
                              Certificates
FSA                       --  Federal Savings Association                                 Certificate
GIC                       --  Guaranteed Investment         VA                        --  Veterans Administration
                              Contract
GNMA                      --  Government National Mortgage  VRDD                      --  Variable Rate Daily Demand
                              Association                   VRWE                      --  Variable Rate Wednesday
GO                        --  General Obligation                                          Demand
HDC                       --  Housing Development
                              Corporation

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1995

ASSETS:
   Investments, at value (Cost  --  $51,759,873)                         $  53,437,056
   Cash                                                                         11,059
   Interest receivable                                                         814,038
   Deferred organization costs, net of amortization                             58,473
   Receivable for securities sold                                               40,000
--------------------------------------------------------------------------------------
   TOTAL ASSETS                                                             54,360,626
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                            753,940
   Distribution fees payable                                                    33,825
   Payable for Fund shares purchased                                            27,704
   Investment advisory fees payable                                             10,973
   Administration fees payable                                                   6,257
   Accrued expenses and other liabilities                                      110,914
--------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                           943,613
--------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                         $  53,417,013
======================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                            $       5,267
   Capital paid in excess of par value                                      52,157,981
   Undistributed net investment income                                          83,596
   Accumulated net realized loss on security transactions                     (507,014)
   Net unrealized appreciation of investments                                1,677,183
--------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                         $  53,417,013
======================================================================================
SHARES OUTSTANDING:
   Class A                                                                   1,664,385
   Class B                                                                   3,595,674
   Class C                                                                       6,969
NET ASSET VALUE:
   Class A (and redemption price)                                               $10.14
   Class B *                                                                    $10.14
   Class C **                                                                   $10.14
CLASS A MAXIMIUM PUBLIC OFFERING PRICE PER SHARE
   (net asset value plus 4.17% of net asset value per share)                    $10.56

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 3).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              15

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
   Interest                                                               $  3,371,968
                                                                          ------------
EXPENSES:
   Distribution fees (Note 3)                                                  260,641
   Investment advisory fees (Note 3)                                           186,495
   Administration fees (Note 3)                                                106,568
   Audit and legal                                                              54,046
   Trustees' fees                                                               35,519
   Shareholder communications                                                   33,607
   Registration fees                                                            32,428
   Amortization of deferred organization costs                                  29,237
   Custody                                                                      20,608
   Shareholder and system servicing fees                                        16,577
   Pricing service fees                                                         14,740
   Other                                                                        10,928
--------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                              801,394
   Less: Investment advisory fee waiver                                         90,583
--------------------------------------------------------------------------------------
   NET EXPENSES                                                                710,811
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        2,661,157
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                                   13,333,988
      Cost of securities sold                                               13,279,529
--------------------------------------------------------------------------------------
   NET REALIZED GAIN                                                            54,459
--------------------------------------------------------------------------------------
   Change in Unrealized Appreciation (Depreciation) of Investments:
      Beginning of year                                                     (3,213,610)
      End of year                                                            1,677,183
--------------------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION                                   4,890,793
--------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                      4,945,252
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $  7,606,409
======================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.
16

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,

                                                           1995                1994
OPERATIONS:
  Net investment income                                $   2,661,157       $   2,451,517
  Net realized gain (loss)                                    54,459            (561,473)
  Increase (decrease) in net unrealized appreciation       4,890,793          (5,972,896)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        7,606,409          (4,082,852)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                   (2,555,324)         (2,451,517)
  Overdistribution of net investment income                       --             (49,141)
  Net realized gains                                              --            (125,146)
  DECREASE IN NET ASSETS FROM
----------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS                         (2,555,324)         (2,625,804)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                        11,666,779          16,591,845
  Net asset value of shares issued for reinvestment
    of dividends                                           1,377,658           1,495,305
  Cost of shares reacquired                              (13,791,176)        (10,544,055)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                 (746,739)          7,543,095
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                     4,304,346             834,439
NET ASSETS:
  Beginning of year                                       49,112,667          48,278,228
----------------------------------------------------------------------------------------
  END OF YEAR*                                         $  53,417,013       $  49,112,667
========================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                                  $83,596            $(22,237)
========================================================================================

                          SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              17

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

    1. SIGNIFICANT ACCOUNTING POLICIES

    Smith Barney Florida Municipals Fund ('Fund'), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

    The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices by an independent pricing service; (c) short-term securities and securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; (f) market discount is recognized upon the disposition of the security; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

    In addition, organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in November, 1992.

    2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

    The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

    Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT
      AND AFFILIATED TRANSACTIONS

    Smith Barney Mutual Funds Management Inc. ('SBMFM'), a subsidiary of Smith Barney Holdings Inc. ('SBH'), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.35% of average daily net assets up to $500 million; and 0.32% of average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

    SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

    In addition, The Boston Company Advisors, Inc. ('Boston Advisors'), an indirect wholly owned subsidiary of Mellon Bank, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of June 19, 1995 this relationship was terminated.

    Smith Barney Inc. ('SB'), another subsidiary of SBH, acts as distributor of the Fund's shares. For the year ended October 31, 1995, SB received sales charges of approximately $32,300 on sales of the Fund's Class A shares.

    There is a contingent deferred sales charge ('CDSC') of 4.50% on Class B shares if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended October 31, 1995, CDSCs of approximately $161,800 were paid to SB.

    Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the year ended October 31, 1995, total Distribution Plan fees for Class A, B and C shares were $23,935, $236,273 and $433, respectively.

    All officers and one Trustee of the Fund are employees of SB.

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    4. INVESTMENTS

    During the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

  Purchases                                                              $13,088,097
  Sales                                                                   13,333,988

    At October 31, 1995, the net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

  Gross unrealized appreciation                                           $1,926,732
  Gross unrealized depreciation                                             (249,549)
------------------------------------------------------------------------------------
  Net unrealized appreciation                                             $1,677,183
====================================================================================

    5. CAPITAL LOSS CARRYFORWARD

    At October 31, 1995, the Fund had for Federal tax purposes approximately $507,014 of unused capital loss carryforwards available to offset future capital gains expiring October 31, 2002. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

    6. SHARES  OF BENEFICIAL INTEREST

    As of October 31, 1995, the Fund had an unlimited number of shares of beneficial interest with par value of $0.001 per share authorized. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. At October 31, 1995, total paid-in capital amounted to the following for each class:

                                              CLASS A           CLASS B         CLASS C
Total Paid-in Capital                       $16,375,620       $35,725,315       $62,313

Smith Barney Florida Municipals Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Transactions in shares of each class were as follows:

                                                YEAR ENDED                  YEAR ENDED
                                             OCTOBER 31, 1995*           OCTOBER 31, 1994
                                          -----------------------    ------------------------
                                           SHARES       AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold                                542,254    $ 5,041,449      613,550    $ 6,194,067
Shares issued on reinvestment               49,888        491,361       48,516        481,110
Shares redeemed                           (451,805)    (4,277,432)    (415,343)    (4,165,874)
---------------------------------------------------------------------------------------------
Net Increase                               140,337    $ 1,255,378      246,723    $ 2,509,303
=============================================================================================
CLASS B
Shares sold                                707,376    $ 6,563,223    1,031,963    $10,397,778
Shares issued on reinvestment               89,485        886,091      102,199      1,014,195
Shares redeemed                           (991,848)    (9,513,744)    (651,380)    (6,378,181)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)                   (194,987)   $(2,064,430)     482,782    $ 5,033,792
=============================================================================================
CLASS C
Shares sold                                  6,948    $    62,107           --             --
Shares issued on reinvestment                   21            206           --             --
Shares redeemed                                 --             --           --             --
---------------------------------------------------------------------------------------------
Net Increase                                 6,969    $    62,313           --             --
=============================================================================================

* For Class C shares, transactions are the period from November 15, 1994 (inception date) to October 31, 1995.

    7. CONCENTRATION OF CREDIT

    The Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of the Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

    8. SUBSEQUENT EVENT

    On December 8, 1995 the net assets of the Fund were merged into the Smith Barney Muni Funds: Florida Portfolio pursuant to an Agreement and Plan of Reorganization dated October 23, 1995.

                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'